SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Jul-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Jul-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to
		    be filed with the Commission, the Monthly Report dated
		    15-Jul-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated    15-Jul-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Jul-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    390,080,095      4,693,571
      A-2        213,560,000    209,334,316      6,831,502
      A-IO       60,000,000     57,592,000           0
    A-IO-INV     730,000,000    669,400,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0          2,673,949           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    724,484,411      11,525,073


      Rate           Int
    1.56000%       490,201
    1.56000%       263,063
    4.00000%       191,973
    0.16000%       86,278
    2.08000%       73,959
    3.08000%       100,386
    3.43000%       30,490
    5.03000%       74,556
    5.68000%       50,491
      N/A          68,769
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.18000%      1,430,167


     Class           Loss        Total Dist
      A-1            N/A         5,183,772
      A-2            N/A         7,094,566
      A-IO           N/A          191,973
    A-IO-INV         N/A          86,278
      M-1            0.00         73,959
      M-2            0.00         100,386
      M-3            0.00         30,490
      M-4            0.00         74,556
      M-5            0.00         50,491
       P             0.00         68,769
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       12,955,240



   Int Short       End Bal
       0         385,386,523
       0         202,502,814
       0         56,392,000
       0         641,000,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0          5,458,386
       0              0
       0         64,000,000
       0         712,959,338



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      11.82260
      A-2         04541GDQ2      31.98868
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.23476       13.05736
    1.23180       33.22048
    3.19956        3.19956
    0.11819        0.11819
    1.67556        1.67556
    2.48111        2.48111
    2.76306        2.76306
    4.05194        4.05194
    4.57555        4.57555
 687693.20000   687693.20000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       970.74691
      A-2          0.00000       948.22445
      A-IO         0.00000       939.86667
    A-IO-INV       0.00000       878.08219
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Bal     472,993,653     254,164,707      727,158,360
     Sched Prin       373,186         220,131          593,317
     Prepays+curt   3,186,427       4,960,892        8,147,319
     Net Liq Proc           0               0                0
     Loan Purch.            0               0                0
     Total Prin     3,559,613       5,181,023        8,740,636
     Net Realize            0               0                0
Ending Balance    469,434,040     248,983,683      718,417,724
Ending Count            3,135           1,384            4,519

Aggregate End Coll Bal                             718,417,724

Ending Overcollateralization Amount                  5,458,386

Number of Liquidated Loans                                   0

Interest Distributions:
Sched In(Net Serv)  2,818,534       1,528,316        4,346,849
Less RAIS                   0             236              236
Less Net PPIS               0               0                0
                    2,818,534       1,528,080        4,346,613

Servicing Fee                                          302,982

Advances
Curr Agg Adv as of determ. date                      4238912.74
Out. Agg. Adv as of end of prior calendar month       740342.54

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                       GROUP 1                   GROUP 2
                  Count         Balance   Count            Balance
30-59 days delin  68          9,071,194      23          2991176.71
60-89 days delin  28          4,252,743      13          2244108.27
90 + days delin    9          1,221,914       6           696893.02
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                  Count         Balance
30-59 days delin    91      12062370.7
60-89 days delin    41      6496850.93
90 + days delinq    15      1918807.43
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,135       469,434,040
Foreclosure           5           840,861
Bankruptcy            9          1,368,023
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan      1,384     248,983,683
Foreclosure               2       843596.21
Bankruptcy                7       848484.43
REO                       0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan     4,519     718,417,724
Foreclosure              7      1684457.61
Bankruptcy              16      2216506.96
REO                      0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00



                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO          235.84          0.00
                   235.84          0.00


Num. of Loans for which Prep.Prem. were collect             12
Num. Of Loans for which Prep.Prem were sched.			18
Prin. Bal. of Loans with Prep. Prem.                 2,570,499
Curr. amt of Prep. Prems                                68,769

Real. Losses incurred during the related Due Per      7.67343%
Cum. Real. Losses since Startup Day                   7.17343%

Weighted Avg Term to Mat. of Mortg. Loans                  348
Weighted Avg. Gross Coup. of Mortg. Loans                    0
Weighted Avg. Net Coupon of Mortg. Loans                     0

Agg. Num. of Mortg. Loans in the pool                    4,519

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 18.168871%

O/C Increase Amount                                  2,784,437

O/C Release Amt                                              0

O/C Deficiency Amt                                  11,670,388

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,784,437

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee